Share-Based Payments	12 Months Ended
Dec. 31, 2021
Share-based payment arrangements [Abstract]
Share-Based Payments	Share-Based Payments
RSUs
In 2021, the Company granted restricted share units (“RSUs”) under the 2018 Share Incentive Plan. The RSUs have a time-based vesting requirement, which provides that the RSUs will generally vest in four annual installments, with 25% vesting on each one-year anniversary of the vesting commencement date subject to the employee’s continued employment with the Company. In addition, the RSUs have a liquidity event vesting requirement which is satisfied on the earlier of the six-month anniversary of a qualified IPO, or a change in control event (the “Liquidity Trigger”). Both of the liquidity event vesting requirements are subject to the participant’s continued employment with the Company. RSUs will continue to vest under the time-based vesting requirement if a Liquidity Trigger occurs prior to the time-based vesting requirement having been satisfied.

	Number of RSUs	Weighted average grant date fair value
Outstanding as of December 31, 2020	—	$—
Granted	851,530	$39.56
Forfeited	(4,100)	$34.46
Outstanding as of December 31, 2021	847,430	$39.59

Prior to the IPO, the value of the RSUs was determined by the Company’s Board of Directors. Because there had been no public market for the ordinary shares, the Board of Directors determined the fair value at the time of grant of the RSU by contemporaneous valuations performed by unrelated third-party valuation firms as well as a number of objective and subjective factors including valuation of comparable companies, operating and financial performance, the lack of liquidity of capital stock and general and industry specific economic outlook, among other factors.
As of December 31, 2019, 2020 and 2021, there was $0, $0, and $25,704, respectively, of total unrecognized compensation cost related to outstanding RSUs.

Share Options

In 2017, the Company approved the Share Incentive Plan, which is intended to attract and retain talented employees and align shareholder and employee interests. Share options under the Share Incentive Plan will be deemed vested shares over a five-year period.
In 2019, the Company offered to exchange the share options under the Share Incentive Plan with new share options under the “2018 Share Incentive Plan,” under which the Company may grant up to 25 million options to purchase shares in the Company with an exercise price of $10.00 per share. The options vest based on service over four or five years, depending on the timing of the grant, and contingent upon a liquidity event (change in control or IPO) with the earliest vesting date on the one-year anniversary of a liquidity event. On April 19, 2019, the Company issued the share options subject to the tender offer. The exchange of 2017 plan options into 2018 plan options resulted in a total incremental fair value of $63,974, of which $39,180 was recognized in the second quarter of 2021 when an IPO became probable. The remainder was attributed prospectively. In the fourth quarter of 2021, the Company modified the earliest vesting date from one year post-anniversary of a liquidity event to six-months post-anniversary of a liquidity event, and shortened the contractual term for options held by US taxpayers to be the calendar year end after or within the year of vest. The options that remain outstanding at expiration will be auto-exercised through the broker.
The share options are effective for a term of ten years from the grant date. Because the vesting and exercisability of these share options are dependent on a qualified liquidity event, the Company had to assess the probability of such an event in order to determine the expenses related to the share-based payments for the period. On June 30, 2021, the Company deemed an IPO to be probable under IFRS.
Upon the tender offer, the Company measured the pre-modification value of the old share options and compared that to the fair value of the new share options using the Black-Scholes option pricing model. The equity volatility was determined based on the historical volatilities of comparable publicly traded companies over a period equal to the expected average share-based payments life. The risk-free rate of interest was interpolated from the U.S. Constant Maturity Treasury rate curve to reflect the remaining expected life of share options. The fair value of the ordinary shares underlying the stock options has historically been determined by the Company’s Board of Directors. Because there had been no public market for the ordinary shares, the Board of Directors determined the fair value of the ordinary shares at the time of grant of the option by contemporaneous valuations performed by unrelated third-party valuation firms as well as a number of objective and subjective factors including valuation of comparable companies, operating and financial performance, the lack of liquidity of capital stock and general and industry specific economic outlook, among other factors.
The assumptions used to value the Company’s options granted during the period presented and their expected lives were as follows:

	December 31,
	2019	2020	2021
Expected dividend yield	0.00%	0.00%	0.00%
Expected volatility	40.90%	43.50%	45.0%
Expected term	6.0 years	5.5 years	4.5 years
Risk-free interest rate	1.59%—2.41%	0.32%—1.46%	0.56%
Estimated ordinary shares valuation	$18.52—$20.48	$20.48—$24.62	$24.64—$26.04
As of December 31, 2020 and 2021, the additional paid-in capital related to the share options amounted to $34,572, and $0, respectively. The share-based payment expenses amounted to $0, $980, and $223,402 for the years ended December 31, 2019, 2020 and 2021, respectively. The Company incurred $4,672 of payroll taxes associated with the share-based compensation expense for the year ended December 31, 2021.

	Number of Share options	Weighted average exercise price per Share
Balance as of December 31, 2018	34,305,235	$21.54
Exchanged	(18,837,010)	$21.54
Granted	19,954,794	$10.00
Forfeited	(2,862,730)	$17.69
Outstanding as of December 31, 2019	32,560,289	$14.80
Granted	5,078,456	$10.00
Forfeited	(15,352,467)	$20.14
Outstanding as of December 31, 2020	22,286,278	$10.04
Granted	995,409	$10.00
Forfeited	(1,532,129)	$10.00
Outstanding as of December 31, 2021	21,749,558	$10.03
The following table summarizes information about employees’ share options outstanding as of December 31, 2021:

Outstanding
Range of exercise prices	Number Outstanding	Weighted average remaining contractual life (in years)
$10.00	21,694,907	2.89
$19.07	23,422	5.04
$22.54	23,422	5.04
$26.00	7,807	5.04
The weighted average remaining contractual life is calculated based on the 10-year contract terms of the options. And the weighted average exercise price is calculated using the exercise price of the outstanding options, which pertain to the 2018 Share Incentive Plan.
As of December 31, 2019, 2020 and 2021, there was $200,591, $251,483 and $62,680, respectively, of total unrecognized compensation cost related to outstanding stock options.
As of December 31, 2020 and 2021, the Company had 2,790,590 and 2,457,663 share options available for future grant.